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                                                                   EXHIBIT 10.08


                                 LEASE AGREEMENT

THIS AGREEMENT IS MADE AND ENTERED INTO ON THIS 1ST, DAY OF MAY, 1998 BY AND BETWEEN TOM JOHNS AND TOM WATSON, ( JOHNS AND WATSON ) INDIVIDUALS RESIDING IN THE STATE OF OKLAHOMA AND FIBR-PLAST CORPORATION, AN OKLAHOMA CORPORATION.

WHEREAS JOHNS AND WATSON CURRENTLY HAVE A LEASE ON THE OFFICE SPACE LOCATED AT 3225 S. NORWOOD IN TULSA OKLAHOMA, (2500 SQ. FT.), AND WHEREAS FIBR-PLAST CORPORATION HAS EXPRESSED A DESIRE TO SUB-LET THE PREMISES FROM JOHNS AND WATSON. JOHNS AND WATSON AGREE TO SUB-LET TO FIBR-PLAST UNDER THE FOLLOWING TERMS AND CONDITIONS:

A) FIBR-PLAST WILL PAY NEODYNE A MONTHLY RENTAL PAYMENT OF $2,500,00 FOR SPACE AND AN ADDITIONAL $450.00 FOR EQUIPMENT AND FURNITURE ($2950.00 TOTAL) DUE AND PAYABLE ON THE FIRST DAY OF EACH MONTH.
B) THIS AGREEMENT SHALL BE BINDING FOR A PERIOD OF TWO YEARS FROM THE ABOVE DATE (MAY 1ST, 1998.)
C) FIBR-PLAST AGREES TO ABIDE BY ALL OF THE RULES AND REGULATIONS PROVIDED IN THE ORIGINAL LEASE AGREEMENT ( ATTACHED EXHIBIT "A" )
D) IN THE EVENT OF NON-PAYMENT OR NON-COMPLIANCE TO THIS AGREEMENT OR TO THE PROVISIONS OF THE ORIGINAL LEASE JOHNS AND WATSON SHALL HAVE ALL RIGHTS AS PROVIDED FOR BY THE LAWS OF THE STATE OF OKLAHOMA.
E)       ALL STATUTORY PROVISIONS UNDER OKLAHOMA SHALL BE APPLICABLE TO THIS
         AGREEMENT.
F) SO AS NOT TO PUT A FINANCIAL BURDEN ON FIBR-PLAST CORPORATION JOHNS AND WATSON AGREE TO TAKE RENTAL PAYMENTS AS FUNDS ARE AVAILABLE TO THE CORPORATION DURING THE FIRST YEAR OF THE AGREEMENT

AGREED AND ACCEPTED BY:                         AGREED AND ACCEPTED BY:



/s/ Tom Johns                                   /s/ Tom Johns
------------------------                        -------------------------------
TOM JOHNS                                       FIBR-PLAST CORPORATION
                                                TOM JOHNS, PRESIDENT




/s/ Tom Watson
------------------------
TOM WATSON